CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (81.8%)
222 North Miami, LLC	Term Loan, Tranche B	(4) (5) (6) (14)	Real Estate Management & Development	LIBOR + 1318	17.81%	9/1/2025	$2,687,209	$2,561,898	$2,687,209
Acrisure, LLC	Term Loan, 2021 Tranche B	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	9.09%	2/15/2027	2,530,779	2,517,007	2,473,052
Acrisure, LLC	Term Loan, 2020 Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 350	8.34%	2/15/2027	2,000,000	1,890,000	1,931,660
ADPD Holdings, LLC	Term Loan	(2) (4) (5) (13) (14)	Consumer Services	SOFR + 600	11.24%	8/15/2028	9,746,261	9,566,793	9,572,797
ADPD Holdings, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 600	11.24%	8/15/2028	266,274	195,658	196,473
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (14)	Containers, Packaging & Glass	LIBOR + 600	11.00%	12/17/2026	1,136,247	1,121,416	1,123,341
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (14)	Containers, Packaging & Glass	LIBOR + 600	11.00%	12/17/2026	2,888,846	2,850,087	2,856,034
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6) (14)	Containers, Packaging & Glass	LIBOR + 600	11.00%	12/17/2026	65,674	59,457	60,079
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (14)	Containers, Packaging & Glass	LIBOR + 600	11.00%	12/17/2026	654,863	644,902	647,425
Advanced Web Technologies Holding Company	Delayed Draw Term Loan 2	(4) (5) (6) (14)	Containers, Packaging & Glass	LIBOR + 600	11.00%	12/17/2026	264,591	250,287	253,858
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4) (14)	Business Services	LIBOR + 375	8.65%	5/12/2028	2,962,406	2,964,387	2,808,479
Alpine Acquisition Corp II	Revolver	(4) (5) (6) (13) (14)	Transportation	SOFR + 550	10.27%	11/30/2026	344,700	289,399	216,929
Alpine Acquisition Corp II	Term Loan	(2) (4) (5) (13) (14)	Transportation	SOFR + 550	10.27%	11/30/2026	20,836,309	20,493,070	20,063,959
Alterra Mountain Company (Intrawest)	Term Loan	(3) (4) (14)	Hotels, Restaurants & Leisure	LIBOR + 350	8.37%	8/17/2028	2,000,000	1,990,000	1,990,000
Altice France SA	Term Loan, Tranche B13	(2) (3) (4) (14)	Media: Advertising, Printing & Publishing	SOFR + 550	10.17%	8/14/2026	1,979,328	1,975,298	1,915,614
Amentum Government Services Holdings, LLC	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	SOFR + 400	9.03%	2/15/2029	2,977,500	2,964,562	2,904,313
American Airlines, Inc	Term Loan	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 475	9.56%	4/20/2028	5,000,000	4,961,874	5,070,150
American Physician Partners, LLC	Term Loan, Tranche A	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.06%	8/5/2022	2,447,147	2,353,223	1,320,153
American Physician Partners, LLC	Delayed Draw Term Loan	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.06%	8/5/2022	463,810	441,325	250,210
American Physician Partners, LLC	Revolver	(3) (4) (5) (8) (13) (14) (15)	Health Care Providers & Services	SOFR + 10.25% PIK	15.06%	8/5/2022	146,253	146,253	78,898
American Physician Partners, LLC	Delayed Draw Term Loan, Tranche E	(4) (5) (8) (13) (14)	Health Care Providers & Services	SOFR + 10.25% PIK	15.06%	2/15/2023	185,121	185,121	185,121
Apex Companies Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Environmental Industries	SOFR + 625	10.94%	1/31/2028	3,190,574	3,105,090	3,098,014

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Apex Companies Holdings, LLC	Specified Delayed Draw Term Loan	(4) (5) (6) (14)	Environmental Industries	SOFR + 625	10.94%	1/31/2028	147,541	123,142	120,968
Applied Technical Services, LLC	Term Loan	(2) (3) (4) (5) (14)	Business Services	LIBOR + 575	10.94%	12/29/2026	2,897,727	2,853,603	2,878,494
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5) (14)	Business Services	LIBOR + 575	10.94%	12/29/2026	974,061	959,600	967,596
Applied Technical Services, LLC	Revolver	(4) (5) (6) (14)	Business Services	LIBOR + 575	10.94%	12/29/2026	286,561	280,871	283,937
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche B	(4) (5) (6) (14)	Business Services	LIBOR + 575	10.94%	12/29/2026	1,701,419	1,655,241	1,682,780
Applied Technical Services, LLC	Delayed Draw Term Loan, 1st Amendment, Tranche A	(4) (5) (14)	Business Services	LIBOR + 575	10.94%	12/29/2026	2,748,063	2,701,710	2,729,823
Appriss Health, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	LIBOR + 725	11.96%	5/6/2027	13,283,333	13,086,965	12,885,165
Appriss Health, LLC	Revolver	(2) (4) (5) (6) (14)	Health Care Providers & Services	LIBOR + 725	11.96%	5/6/2027	444,445	432,197	417,801
Apptio, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 500	9.81%	1/10/2025	2,665,555	2,646,057	2,665,555
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6) (14)	Software	LIBOR + 500	9.81%	1/10/2025	159,764	159,764	159,764
Ascend Buyer, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Containers, Packaging & Glass	SOFR + 640	11.45%	9/30/2028	16,621,194	16,319,491	16,131,697
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(2) (3) (4) (5) (6) (8) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	10.54%	7/2/2027	624,553	617,099	603,890
Associations, Inc.	Delayed Draw Term Loan, Tranche C	(2) (4) (5) (8) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	10.54%	7/2/2027	1,033,957	1,026,440	1,012,831
Associations, Inc.	Delayed Draw Term Loan, Tranche B	(2) (4) (5) (8) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	10.54%	7/2/2027	1,034,034	1,026,509	1,012,907
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(2) (3) (4) (5) (8) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	10.54%	7/2/2027	496,844	493,221	486,692
Associations, Inc.	Term Loan	(3) (4) (5) (8) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	10.54%	7/2/2027	4,200,778	4,172,398	4,114,948
Associations, Inc.	Delayed Draw Term Loan, Tranche E	(4) (5) (6) (8) (14)	Construction & Engineering	SOFR + 400, 2.50% PIK	10.54%	7/2/2027	440,103	425,951	406,294
AssuredPartners Capital Inc.	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 350	8.37%	2/12/2027	3,000,000	2,977,500	2,967,000
Astra Acquisition Corp.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 525	10.09%	10/25/2028	2,968,427	2,881,032	2,554,717
Asurion, LLC	Term Loan, Tranche B10	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 400	8.81%	8/19/2028	2,985,000	2,847,342	2,748,081
Athenahealth, Inc.	Term Loan, Tranche B	(2) (3) (4) (6) (14)	Software	SOFR + 350	8.26%	2/15/2029	3,185,281	3,169,804	2,952,804
Atlas AU Bidco Pty Ltd	Term Loan	(2) (3) (4) (5) (6) (14)	High Tech Industries	SOFR + 725	11.98%	12/12/2029	2,890,277	2,798,840	2,836,464

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Avalara, Inc	Term Loan	(2) (3) (4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 725	12.15%	10/19/2028	9,000,000	8,766,256	8,857,463
Aveanna Healthcare, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Health Care Providers & Services	LIBOR + 375	8.70%	7/15/2028	1,677,030	1,670,148	1,418,281
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5) (11) (13) (14)	Specialty Retail	SOFR + 831	13.17%	12/20/2026	2,739,420	2,709,408	2,679,854
Blackstone CQP	Term Loan	(2) (3) (4) (14)	Energy: Oil & Gas	LIBOR + 350	8.65%	6/4/2028	4,937,186	4,926,444	4,893,393
Bluecat Networks, Inc.	Term Loan, Tranche A	(2) (3) (4) (5) (8) (14)	High Tech Industries	SOFR + 400, 2.00% PIK	10.94%	8/8/2028	3,164,667	3,106,863	3,100,767
Bluecat Networks, Inc.	Delayed Draw Term Loan, Tranche A	(4) (5) (6) (8) (14)	High Tech Industries	SOFR + 400, 2.00% PIK	10.94%	8/8/2028	41,804	29,505	27,949
Boxer Parent Company Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	8.59%	10/2/2025	1,995,701	1,995,701	1,967,642
Bradyifs Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Distributors	SOFR + 625	11.23%	11/22/2025	483,248	476,338	470,618
Bradyifs Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	Distributors	SOFR + 625	11.23%	11/22/2025	6,396,467	6,302,379	6,229,290
Bradyifs Holdings, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Distributors	SOFR + 625	11.23%	11/22/2025	4,875,980	4,808,771	4,748,542
Bradyifs Holdings, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Distributors	SOFR + 625	11.23%	11/22/2025	2,603,321	2,567,860	2,535,281
Bradyifs Holdings, LLC	Delayed Draw Term Loan	(4) (5) (13) (14)	Distributors	SOFR + 625	11.23%	11/22/2025	8,995,946	8,868,403	8,760,830
Bradyifs Holdings, LLC	Delayed Draw Term Loan, Tranche 2	(4) (5) (6) (13) (14)	Distributors	SOFR + 625	11.23%	11/22/2025	1,990,317	1,934,967	1,893,638
Caldic B.V.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Transportation	SOFR + 375	8.43%	2/26/2029	2,970,000	2,963,509	2,903,175
Cambrex Corporation	Term Loan	(2) (3) (4) (14)	Health Care Providers & Services	SOFR + 350	8.41%	12/7/2026	4,916,455	4,916,455	4,850,083
Cano Health, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 400	8.91%	11/23/2027	5,202,032	5,191,153	3,849,504
CD&R Madison Parent Ltd	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Commercial Services & Supplies	SONIA + 850	12.43%	2/27/2030	£12,170,177	14,086,988	14,462,355
CD&R Madison Parent Ltd	Term Loan, Tranche B2	(2) (3) (4) (5) (14)	Commercial Services & Supplies	EURIBOR + 800	10.70%	2/27/2030	€5,998,159	6,156,156	6,309,852
CDK Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Computers and Electronics Retail	SOFR + 425	9.15%	7/6/2029	3,790,500	3,685,371	3,773,746
Celerion Buyer, Inc	Term Loan	(2) (3) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 650	11.18%	11/3/2029	1,572,019	1,525,461	1,533,053
Chemical Computing Group ULC	Term Loan, Tranche A	(2) (3) (4) (5) (13) (14)	Software	SOFR + 450	9.31%	8/30/2024	2,129,070	2,124,860	2,106,612
City Football Group Ltd.	Term Loan	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	LIBOR + 300	7.77%	7/21/2028	1,975,000	1,970,757	1,878,719
Cobham Ultra SeniorCo S.a.r.l	Term Loan, Tranche B	(3) (4) (14)	Electronic Equipment, Instruments & Components	LIBOR + 375	8.81%	8/4/2029	2,985,019	2,985,019	2,914,751

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	LIBOR + 400	8.53%	12/29/2028	3,922,274	3,924,281	3,644,459
Convergint Technologies, LLC	Term Loan	(2) (3) (4) (14)	Software	SOFR + 375	8.56%	3/31/2028	2,849,345	2,849,264	2,761,898
Convergint Technologies, LLC	Incremental Term Loan	(2) (3) (4) (14)	Software	SOFR + 475	9.56%	3/31/2028	2,974,109	2,936,121	2,903,474
Cordstrap Holding B.V.	Term Loan, Facility B	(2) (3) (4) (5) (8) (14)	Transportation	EURIBOR + 300, 2.63% PIK	7.94%	5/11/2028	€24,431,694	24,848,944	26,429,929
CoreLogic, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	LIBOR + 350	8.38%	6/2/2028	2,142,063	2,133,640	1,821,525
Cornerstone OnDemand, Inc	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	8.59%	10/16/2028	1,982,431	1,652,826	1,823,837
Coupa Holdings, LLC	Term Loan	(3) (4) (5) (6) (14)	Software	SOFR + 750	12.29%	2/27/2030	6,478,637	6,293,341	6,291,137
CP Developer S.a.r.l.	Term Loan	(2) (3) (4) (5) (8) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 800, 2.00% PIK	12.65%	5/22/2026	€12,437,847	13,605,664	11,330,629
CPI Intermediate Holdings, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Telecommunications	SOFR + 550	10.19%	10/6/2029	3,872,203	3,792,550	3,762,896
CST Holding Company	Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Goods: Non-Durable	SOFR + 675	11.66%	11/1/2028	2,485,933	2,415,128	2,424,850
CST Holding Company	Revolver	(2) (4) (5) (6) (13) (14)	Consumer Goods: Non-Durable	SOFR + 675	11.66%	11/1/2028	23,511	16,922	17,734
Da Vinci Purchaser Corp.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 400	8.95%	1/8/2027	1,914,172	1,918,151	1,805,313
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(2) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.39%	4/3/2028	487,331	483,523	474,567
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.39%	4/3/2028	3,250,287	3,213,223	3,165,157
DCA Investment Holdings, LLC	Incremental Term Loan	(2) (4) (5) (14)	Health Care Providers & Services	SOFR + 641	11.39%	4/3/2028	1,468,313	1,455,300	1,429,856
DCA Investment Holdings, LLC	Delayed Draw Term loan, 3rd Amendment	(2) (4) (5) (6) (14)	Health Care Providers & Services	SOFR + 641	11.39%	4/3/2028	164,032	146,235	150,002
Delta TopCo, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Computers and Electronics Retail	SOFR + 375	8.66%	12/1/2027	1,989,873	1,816,774	1,839,797
Denali Midco 2, LLC	Incremental Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 650	11.41%	12/22/2027	4,975,000	4,837,638	4,786,808
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	11.41%	12/22/2027	665,000	569,140	531,406
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan, Tranche 2	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.41%	12/22/2027	332,500	323,434	319,922
Denali Midco 2, LLC	Incremental Delayed Draw Term Loan, Tranche 3	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.41%	12/22/2027	1,133,333	1,102,572	1,090,462
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Automobiles	LIBOR + 375	8.91%	10/4/2028	3,712,500	3,699,700	3,464,988
DigiCert, Inc.	Term Loan, Tranche B	(3) (4) (14)	Software	LIBOR + 400	9.22%	10/16/2026	3,000,000	2,921,250	2,931,570
Digital Intelligence Systems, LLC	Term Loan	(2) (3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,755,613	11,144,168	11,990,725
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 625	11.09%	8/4/2025	1,414,404	1,396,070	1,356,877

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Diligent Corporation	Revolver	(4) (5) (6) (14)	Telecommunications	LIBOR + 625	11.09%	8/4/2025	35,160	33,749	30,393
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5) (14)	Telecommunications	LIBOR + 625	11.09%	8/4/2025	192,910	190,510	185,064
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 575	10.59%	8/4/2025	1,666,000	1,656,504	1,580,756
Diligent Corporation	Term Loan, Tranche B3	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 575	10.59%	8/4/2025	2,254,000	2,236,713	2,138,670
Dwyer Instruments, Inc.	Revolver	(4) (5) (6) (14)	Capital Equipment	LIBOR + 600	11.16%	7/21/2027	443,247	411,609	424,571
Dwyer Instruments, Inc.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	LIBOR + 600	11.16%	7/21/2027	19,432,174	19,117,739	19,250,509
Dwyer Instruments, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Capital Equipment	LIBOR + 600	11.16%	7/21/2027	995,899	956,772	973,328
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Utilities	LIBOR + 350	8.66%	10/1/2027	1,940,264	1,937,942	1,886,422
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 500	10.21%	7/23/2026	8,595,075	7,367,547	6,725,646
Element Materials Technology Group US Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (13) (14)	Business Services	SOFR + 425	9.25%	4/12/2029	1,606,500	1,605,376	1,584,411
Element Materials Technology Group US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	Business Services	SOFR + 425	9.25%	4/12/2029	3,480,750	3,468,422	3,432,890
Eliassen Group, LLC	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 550	10.41%	4/14/2028	20,321,781	20,056,317	20,161,318
Eliassen Group, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 550	10.41%	4/14/2028	581,259	531,703	550,530
Ellkay, LLC	Term Loan	(3) (4) (5) (6) (14)	Health Care Providers & Services	LIBOR + 625	11.39%	9/14/2027	14,070,927	13,823,096	13,489,213
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Capital Equipment	LIBOR + 350	8.66%	5/21/2028	1,975,000	1,967,155	1,944,763
EPS Nass Parent, Inc.	Term Loan	(2) (3) (4) (5) (14)	Utilities	LIBOR + 575	10.91%	4/19/2028	834,746	821,834	800,576
EPS Nass Parent, Inc.	Revolver	(4) (5) (6) (14)	Utilities	LIBOR + 575	10.91%	4/19/2028	46,238	45,383	43,462
EPS Nass Parent, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Utilities	LIBOR + 575	10.91%	4/19/2028	46,983	45,730	43,534
eResearchTechnology, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 450	9.34%	2/4/2027	1,959,698	1,959,698	1,848,250
Excel Fitness Holdings, Inc.	Revolver	(4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 525	10.27%	4/29/2029	523,708	508,445	488,385
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 525	10.27%	4/29/2029	6,203,203	6,091,725	5,957,176
Excelitas Technologies Corp.	Revolver	(4) (5) (6) (13) (14)	Capital Equipment	SOFR + 575	10.63%	8/12/2029	145,339	138,627	134,502
Excelitas Technologies Corp.	Term Loan	(2) (4) (5) (13) (14)	Capital Equipment	SOFR + 575	10.63%	8/12/2029	3,017,588	2,959,453	2,926,196
Excelitas Technologies Corp.	Term Loan	(2) (3) (4) (5) (14)	Capital Equipment	EURIBOR + 575	8.36%	8/12/2029	€1,275,390	1,284,455	1,341,943
Fertitta Entertainment, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Hotels, Restaurants & Leisure	SOFR + 400	8.81%	1/27/2029	2,965,038	2,958,647	2,914,158
Finastra USA, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 350	8.46%	6/13/2024	3,950,410	3,913,762	3,683,401

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Floating Infrastructure Holdings Finance, LLC	Term Loan, Tranche A	(2) (3) (5)	Transportation	9.00%	9.00%	8/13/2027	14,812,500	14,546,409	14,627,344
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	LIBOR + 375	8.91%	4/1/2028	4,927,398	4,911,402	4,754,939
Flynn Restaurant Group LP	Term Loan	(2) (3) (4) (14)	Specialty Retail	LIBOR + 425	9.09%	12/3/2028	2,962,500	2,937,291	2,870,662
FPG Intermediate Holdco, LLC	Term Loan, 3rd Amendment	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	11.41%	3/5/2027	85,193	68,782	46,765
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Health Care Providers & Services	LIBOR + 400	9.00%	10/1/2027	4,424,722	4,411,769	4,214,548
Global Medical Response, Inc	Term Loan, Tranche B	(2) (3) (4) (14)	Health Care Providers & Services	LIBOR + 425	9.24%	10/2/2025	3,959,494	3,959,494	2,758,460
Grab Holdings, Inc.	Term Loan, Tranche B	(2) (4) (14)	Software	LIBOR + 450	9.35%	1/29/2026	905,313	907,762	899,655
Great Canadian Gaming Corp.	Term Loan	(3) (4) (14)	Hotels, Restaurants & Leisure	LIBOR + 400	9.13%	11/1/2026	2,000,000	1,985,000	1,982,500
Greeneden U.S. Holdings I, LLC	Term Loan, Tranche B	(3) (4) (14)	Telecommunications	LIBOR + 400	8.84%	12/1/2027	3,770,000	3,751,150	3,708,134
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 700	11.90%	9/1/2028	7,598,039	7,476,923	7,391,506
Greenhouse Software, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 700	11.90%	9/1/2028	205,882	194,980	185,895
Greenhouse Software, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Software	SOFR + 700	11.90%	9/1/2028	1,600,000	1,562,882	1,556,508
Greenhouse Software, Inc.	Incremental Revolver, 2nd Amendment	(4) (5) (6) (14)	Software	SOFR + 700	11.90%	9/1/2028	18,667	17,157	16,855
Guidehouse LLP	Term Loan	(2) (3) (4) (5) (14)	Sovereign & Public Finance	LIBOR + 625	11.16%	10/16/2028	79,303	77,816	78,047
Hadrian Acquisition Limited	Term Loan, Tranche B2	(2) (3) (4) (5) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 526, 3.47% PIK	12.91%	2/28/2029	£18,502,868	24,086,997	22,368,623
Hadrian Acquisition Limited	Acquisition Term Loan	(2) (3) (4) (5) (6) (8) (11) (14)	Banking, Finance, Insurance & Real Estate	SONIA + 500, 2.75% PIK	11.93%	2/28/2029	£4,698,049	5,396,243	5,619,993
Heartland Home Services, Inc.	Delayed Draw Term Loan	(4) (5) (14)	Consumer Services	LIBOR + 600	10.83%	12/15/2026	8,651,680	8,582,774	8,546,323
Heartland Home Services, Inc.	Delayed Draw Term Loan, 2nd Amendment	(4) (5) (6) (14)	Consumer Services	LIBOR + 575	10.59%	12/15/2026	4,850,174	4,802,002	4,728,626
Heartland Home Services, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (14)	Consumer Services	LIBOR + 600	10.83%	12/15/2026	2,295,345	2,256,353	2,258,929
Heartland Home Services, Inc.	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 600	10.83%	12/15/2026	6,910,911	6,834,578	6,826,753
Hercules Borrower, LLC	Revolver	(2) (4) (5) (6) (14)	Environmental Industries	LIBOR + 650	11.34%	12/14/2026	76,795	65,470	66,964
Hercules Borrower, LLC	Term Loan	(3) (4) (5) (14)	Environmental Industries	LIBOR + 650	11.34%	12/14/2026	6,073,415	5,970,846	5,990,484
Hercules Borrower, LLC	Delayed Draw Term Loan	(2) (4) (5) (6) (14)	Environmental Industries	LIBOR + 550	10.37%	12/14/2026	2,062,596	2,016,643	1,923,603
Hercules Borrower, LLC	Term Loan	(3) (4) (5) (14)	Environmental Industries	LIBOR + 550	10.37%	12/14/2026	345,303	340,161	330,196
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 525	10.09%	11/25/2026	4,916,023	4,878,291	4,809,875

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Higginbotham Insurance Agency, Inc.	Incremental Delayed Draw Term Loan	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 525	10.09%	11/25/2026	2,804,107	2,771,130	2,709,725
Hoosier Intermediate, LLC	Revolver	(4) (5) (6) (14)	Health Care Providers & Services	LIBOR + 550	10.36%	11/15/2028	780,000	751,761	625,739
Hoosier Intermediate, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	LIBOR + 550	10.36%	11/15/2028	12,236,400	12,029,826	11,187,735
HS Spa Holdings Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Consumer Services	SOFR + 575	10.45%	6/2/2029	8,583,394	8,405,760	8,385,945
Hub International Limited	Term Loan, Tranche B	(3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 400	8.72%	11/10/2029	2,000,000	1,980,000	1,991,760
Hunter Douglas, Inc.	Term Loan, Tranche B1	(2) (3) (4) (14)	Commercial Services & Supplies	SOFR + 350	8.37%	2/25/2029	1,980,013	1,971,393	1,772,468
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Health Care Providers & Services	LIBOR + 425	9.41%	8/19/2028	3,719,688	3,706,046	3,635,995
iCIMS, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Software	SOFR + 725	12.05%	8/18/2028	25,865,094	25,417,585	25,170,080
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	EURIBOR + 900	11.70%	5/28/2027	€20,800,000	24,767,686	22,275,628
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 4th Amendment	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 605	11.00%	8/27/2025	5,888,744	5,839,328	5,770,693
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 6th Amendment	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 605	11.01%	8/27/2025	4,434,804	4,394,138	4,323,788
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan, 8th Amendment	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 602	10.97%	8/27/2025	2,970,647	2,940,917	2,896,283
Internap Corporation	Term Loan	(2) (3) (4) (5) (8) (14)	High Tech Industries	LIBOR + 100, 5.50% PIK	11.36%	5/8/2025	932,664	698,771	447,679
ION Trading Finance Ltd.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 475	9.91%	4/1/2028	6,160,411	6,153,886	5,786,967
IQN Holding Corp.	Term Loan	(2) (4) (5) (14)	Business Services	SOFR + 525	10.14%	5/2/2029	6,806,208	6,734,979	6,753,057
IRIS Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Chemicals, Plastics & Rubber	SOFR + 475	9.53%	6/28/2028	2,985,000	2,746,089	2,548,444
Jeg's Automotive, LLC	Term Loan	(2) (3) (4) (5) (14)	Automobiles	LIBOR + 600	10.95%	12/22/2027	18,001,302	17,703,488	15,801,988
Jeg's Automotive, LLC	Revolver	(4) (5) (6) (14)	Automobiles	LIBOR + 600	10.95%	12/22/2027	2,604,166	2,495,577	1,776,937
Kaseya, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	High Tech Industries	SOFR + 575	10.65%	6/23/2029	35,452,856	34,746,937	34,464,743
KRE Hyod Owner, LLC	Term Loan, Tranche A1	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 421	8.87%	9/13/2026	1,363,636	1,363,636	1,350,000
KRE Hyod Owner, LLC	Term Loan, Tranche A2	(4) (5) (11) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 1046	15.12%	9/13/2024	3,962,943	3,962,943	3,933,221
LBM Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Capital Equipment	LIBOR + 375	8.59%	12/18/2027	1,966,608	1,951,365	1,847,078
Legence Holdings, LLC	Term Loan	(2) (3) (4) (14)	Commercial Services & Supplies	LIBOR + 375	8.66%	12/16/2027	3,452,921	3,446,006	3,391,045
Linquest Corporation	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 575	10.70%	7/28/2028	9,850,000	9,690,888	9,020,948

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Loyalty Ventures, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (14) (15)	Business Services	PRIME + 800	11.50%	11/3/2027	4,393,750	4,356,421	399,084
LVF Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 625	11.30%	6/10/2027	5,761,053	5,674,796	5,468,890
LVF Holdings, Inc.	Revolver	(2) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 625	11.30%	6/10/2027	507,829	475,312	392,381
LVF Holdings, Inc.	Initial Term Loan	(3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 625	11.30%	6/10/2027	6,019,782	5,929,780	5,714,498
Material Holdings, LLC	Revolver	(4) (5) (6) (14)	Business Services	SOFR + 575	10.75%	8/19/2027	632,993	622,204	606,259
Material Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 575	10.75%	8/19/2027	700,640	679,288	647,361
Material Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 575	10.75%	8/19/2027	10,911,205	10,742,098	10,505,676
Maverick Acquisition, Inc.	Initial Term Loan	(3) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	11.09%	6/1/2027	10,605,992	10,448,188	8,562,203
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(2) (4) (5) (14)	Aerospace & Defense	LIBOR + 625	11.09%	6/1/2027	2,417,497	2,382,076	1,951,642
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Specialty Retail	SOFR + 400	8.92%	5/4/2028	3,438,750	3,425,540	3,365,126
McAfee, LLC	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 475	9.58%	7/27/2028	1,975,000	1,959,106	1,621,613
McAfee, LLC	Term Loan, Tranche B	(3) (4) (13) (14)	Software	SOFR + 375	8.65%	3/1/2029	3,967,513	3,950,175	3,719,543
Medical Manufacturing Technologies, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	SOFR + 550	10.42%	12/23/2027	12,751,281	12,540,408	12,496,776
Medical Manufacturing Technologies, LLC	Revolver	(4) (5) (6) (14)	Health Care Providers & Services	SOFR + 550	10.42%	12/23/2027	748,936	724,009	718,009
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Health Care Providers & Services	SOFR + 550	10.42%	12/23/2027	4,621,710	4,538,889	4,519,155
MH Sub I, LLC	Incremental Term Loan	(2) (3) (4) (14)	Software	LIBOR + 375	8.59%	9/15/2024	2,341,584	2,334,446	2,299,154
MI Windows and Doors, LLC	Term Loan	(2) (3) (4) (13) (14)	Consumer Services	SOFR + 350	8.41%	12/18/2027	1,223,617	1,225,649	1,219,028
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 525	10.21%	6/20/2027	2,125,000	2,096,726	2,202,307
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 375	8.50%	10/15/2028	4,950,000	4,870,362	4,669,879
Nefco Holding Company, LLC	Revolver	(4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	11.28%	8/5/2028	292,627	278,910	271,364
Nefco Holding Company, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	11.28%	8/5/2028	595,993	585,302	579,392
Nefco Holding Company, LLC	Delayed Draw Term Loan, Tranche C	(4) (5) (13) (14)	Construction & Engineering	SOFR + 650	11.28%	8/5/2028	834,838	819,504	811,584
Nefco Holding Company, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Construction & Engineering	SOFR + 650	11.28%	8/5/2028	4,619,956	4,535,086	4,491,270
Nefco Holding Company, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (6) (13) (14)	Construction & Engineering	SOFR + 650	11.28%	8/5/2028	10,798	3,991	208
Nestle Skin Health S.A.	Term Loan, Tranche B	(3) (4) (14)	Consumer Goods: Non-Durable	LIBOR + 375	8.94%	10/1/2026	5,000,000	4,946,250	4,946,900
North Haven Fairway Buyer, LLC	Term Loan	(2) (4) (5) (14)	Consumer Services	SOFR + 650	11.37%	5/17/2028	10,223,083	10,043,934	9,924,780

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
North Haven Fairway Buyer, LLC	Revolver	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.37%	5/17/2028	1,250,000	882,373	850,794
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan, Tranche C1	(4) (5) (6) (14)	Consumer Services	SOFR + 650	11.37%	5/17/2028	80,879	77,593	77,577
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (14)	Consumer Services	SOFR + 575	11.57%	5/24/2027	20,000	16,392	16,769
Oak Purchaser, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Business Services	SOFR + 550	10.36%	4/28/2028	914,358	888,505	842,203
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5) (14)	Business Services	SOFR + 550	10.36%	4/28/2028	5,030,030	4,986,010	4,910,194
Optiv, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	8.09%	2/1/2024	5,923,983	5,889,398	5,806,984
Oranje Holdco, Inc.	Term Loan	(2) (3) (4) (5) (6) (14)	Business Services	SOFR + 775	12.43%	2/1/2029	6,038,961	5,872,485	5,894,962
Orbit Private Holdings I Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Business Services	SOFR + 450	9.54%	12/10/2028	1,975,000	1,956,598	1,967,594
Osmosis Buyer Ltd.	Term Loan, Tranche B	(2) (3) (4) (14)	Consumer Services	SOFR + 375	8.48%	7/30/2028	5,210,625	5,200,074	5,011,996
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	LIBOR + 350	8.66%	11/30/2027	4,917,230	4,920,879	4,796,955
Panenka Bidco Limited	Term Loan, Tranche B Facility	(2) (3) (4) (5) (14)	Entertainment	EURIBOR + 775	11.21%	9/14/2028	€16,389,743	16,120,065	17,267,213
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 425	9.08%	1/8/2028	3,443,687	3,432,319	3,186,650
Parkway Generation, LLC	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Energy: Oil & Gas	SOFR + 475	9.90%	2/18/2029	3,503,979	3,496,195	3,376,084
Parkway Generation, LLC	Term Loan, Tranche C	(2) (3) (4) (13) (14)	Energy: Oil & Gas	SOFR + 475	9.90%	2/18/2029	460,780	459,756	444,270
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 375	8.59%	2/1/2028	1,924,225	1,916,947	1,896,170
Performance Health & Wellness	Term Loan, Tranche B	(2) (3) (4) (5) (13) (14)	Health Care Providers & Services	SOFR + 600	11.16%	7/12/2027	3,222,000	3,172,931	3,156,229
Pestco, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Commercial Services & Supplies	SOFR + 675	11.86%	2/17/2028	3,706,505	3,549,343	3,546,547
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.74%	11/12/2027	10,215,248	10,049,887	10,060,021
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.74%	11/12/2027	8,185,129	7,981,689	7,990,014
PF Atlantic Holdco 2, LLC	Revolver	(2) (4) (5) (6) (13) (14)	Hotels, Restaurants & Leisure	SOFR + 550	10.74%	11/12/2027	129,307	102,530	103,108
Planview Parent, Inc.	Term Loan	(3) (4) (14)	Computers and Electronics Retail	LIBOR + 400	9.15%	12/17/2027	3,013,041	2,817,194	2,840,424
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 400	9.15%	6/4/2028	3,693,750	3,679,373	3,360,278
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (5) (14)	Health Care Providers & Services	LIBOR + 375	8.59%	7/25/2026	1,989,873	1,988,186	1,855,557
Primetech Holdco S.a.r.l.	Term Loan	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	12.00% PIK	12.00%	7/28/2029	€23,111,996	22,388,443	22,871,773
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4) (14)	Containers, Packaging & Glass	LIBOR + 375	8.93%	11/3/2025	5,891,445	5,885,063	5,744,159

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Project Castle, Inc.	Term Loan, Tranche B	(3) (4) (14)	Construction & Engineering	SOFR + 550	10.40%	6/1/2029	4,975,000	4,494,483	4,216,312
Proofpoint, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	8.09%	8/31/2028	3,979,950	3,894,564	3,883,754
Prophix Software Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 650	11.20%	2/1/2026	5,481,728	5,400,060	5,481,728
Prophix Software Inc.	Incremental Term Loan	(2) (3) (4) (5) (6) (14)	Software	LIBOR + 650	11.20%	2/1/2026	6,907,722	6,799,417	6,907,722
Propulsion BC Finco S.a.r.l.	Term Loan	(3) (4) (14)	Aerospace & Defense	SOFR + 400	8.90%	9/14/2029	5,087,250	5,084,459	4,980,723
PXO Holdings I Corp.	Delayed Draw Term Loan	(4) (5) (6) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	10.44%	3/8/2028	2,383,136	2,306,533	2,317,004
PXO Holdings I Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Chemicals, Plastics & Rubber	SOFR + 550	10.44%	3/8/2028	14,641,938	14,392,031	14,430,665
Qnnect, LLC	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	SOFR + 700	11.69%	11/2/2029	2,640,523	2,564,469	2,593,901
Qnnect, LLC	Delayed Draw Term Loan	(4) (5) (6) (14)	Aerospace & Defense	SOFR + 700	11.69%	11/2/2029	30,501	10,888	18,269
Quantic Electronics, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.23%	3/1/2027	1,458,797	1,438,476	1,397,775
Quantic Electronics, LLC	Incremental Term Loan, 2nd Amendment	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.21%	11/19/2026	1,995,638	1,968,206	1,912,160
Quantic Electronics, LLC	Term Loan, 3rd Amendment	(2) (3) (4) (5) (13) (14)	Aerospace & Defense	SOFR + 625	11.21%	11/19/2026	2,817,922	2,776,459	2,700,047
Quantic Electronics, LLC	Delayed Draw Term Loan, 3rd Amendment	(4) (5) (6) (13) (14)	Aerospace & Defense	SOFR + 625	11.23%	3/1/2027	1,807,818	1,771,482	1,702,557
Quantic Electronics, LLC	Revolver, 3rd Amendment	(4) (5) (6) (13) (14)	Aerospace & Defense	SOFR + 625	11.21%	11/19/2026	368,226	362,023	348,972
Quest Software US Holdings, Inc.	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	SOFR + 425	9.08%	2/1/2029	6,387,298	4,971,979	5,187,891
Radwell Parent LLC	Revolver	(2) (4) (5) (6) (13) (14)	Distributors	SOFR + 675	11.66%	4/1/2029	186,046	146,717	156,509
Radwell Parent LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Distributors	SOFR + 675	11.66%	4/1/2029	18,558,144	18,025,888	18,165,306
Redstone Holdco 2 LP	Term Loan	(3) (4) (14)	Computers and Electronics Retail	LIBOR + 475	9.57%	4/27/2028	2,992,405	2,492,005	2,337,816
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	10.91%	5/22/2025	2,975,763	2,948,827	2,975,763
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	10.91%	5/22/2025	2,030,831	1,999,912	2,030,831
Rome Bidco Ltd.	Term Loan	(2) (3) (4) (5) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 190, 5.85% PIK	11.68%	12/23/2027	£32,926,191	43,866,730	39,500,738
Rome Bidco Ltd.	Delayed Draw Term Loan, Capex Facility	(3) (4) (5) (6) (8) (14)	Hotels, Restaurants & Leisure	SONIA + 190, 5.85% PIK	11.68%	12/23/2027	£2,657,198	3,344,362	3,171,300
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	10.38%	11/1/2026	6,047,889	5,980,871	5,843,296
RSC Acquisition, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	10.38%	11/1/2026	64,543	59,299	42,796

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
RSC Acquisition, Inc.	Delayed Draw Term Loan, Tranche 2	(4) (5) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 550	10.38%	11/1/2026	581,196	576,405	561,534
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5) (14)	Telecommunications	LIBOR + 525	10.17%	11/20/2025	4,145,817	4,111,113	4,053,424
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6) (14)	Telecommunications	LIBOR + 525	10.21%	11/20/2025	50,939	49,134	35,802
SCP Eye Care Services, LLC	Term Loan	(4) (5) (13) (14)	Health Care Providers & Services	SOFR + 575	10.48%	10/7/2029	120,413	116,978	117,287
SCP Eye Care Services, LLC	Revolver	(4) (5) (6) (13) (14)	Health Care Providers & Services	SOFR + 575	10.48%	10/7/2029	7,212	5,585	5,706
Sedgwick Claims Management Services, Inc.	Term Loan, Tranche B	(3) (4) (14)	Business Services	SOFR + 375	8.56%	2/24/2028	2,000,000	1,952,500	1,972,080
Signature Aviation	Term Loan, Tranche B2	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 375	8.56%	7/1/2029	2,985,000	2,916,384	2,979,657
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	LIBOR + 400	8.84%	5/17/2028	2,955,000	2,936,325	2,753,439
Smarsh, Inc.	Delayed Draw Term Loan	(4) (5) (6) (14)	Software	SOFR + 650	11.29%	2/18/2029	510,180	492,464	485,587
Smarsh, Inc.	Revolver	(4) (5) (6) (14)	Software	SOFR + 650	11.29%	2/18/2029	51,018	46,696	44,870
Smarsh, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	SOFR + 650	11.29%	2/18/2029	4,081,438	4,009,741	3,983,065
SolarWinds Holdings, Inc.	Term Loan, Tranche B	(3) (4) (14)	Software	SOFR + 400	8.79%	2/5/2027	3,000,000	2,992,500	2,985,840
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4) (14)	Software	LIBOR + 350	8.66%	10/7/2027	3,960,138	3,934,527	3,908,181
Speedstar Holding, LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Automobiles	SOFR + 725	12.28%	1/22/2027	6,541,259	6,436,373	6,525,055
Speedstar Holding, LLC	Delayed Draw Term Loan, 1st Amendment	(2) (4) (5) (13) (14)	Automobiles	SOFR + 725	12.28%	1/22/2027	217,917	211,578	217,377
Speedstar Holding, LLC	Incremental Term Loan, 1st Amendment	(2) (3) (4) (5) (13) (14)	Automobiles	SOFR + 725	12.28%	1/22/2027	927,458	900,460	925,160
Spotless Brands, LLC	Term Loan	(2) (4) (5) (13) (14)	Consumer Services	SOFR + 650	11.32%	7/25/2028	21,081,236	20,699,715	20,499,926
Spotless Brands, LLC	Revolver	(4) (5) (6) (13) (14)	Consumer Services	SOFR + 650	11.32%	7/25/2028	219,206	199,979	188,983
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche A	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.32%	7/25/2028	4,165,920	4,090,056	4,051,046
Spotless Brands, LLC	Delayed Draw Term Loan, Tranche B	(4) (5) (13) (14)	Consumer Services	SOFR + 650	11.32%	7/25/2028	942,085	704,858	782,666
Tank Holding Corp.	Revolver	(4) (5) (6) (13) (14)	Containers, Packaging & Glass	SOFR + 575	10.66%	3/31/2028	468,965	441,139	435,779
Tank Holding Corp.	Term Loan	(2) (3) (4) (5) (13) (14)	Containers, Packaging & Glass	SOFR + 575	10.66%	3/31/2028	37,646,551	36,994,663	36,891,743
Teneo Holdings, LLC	Term Loan	(2) (3) (4) (13) (14)	Business Services	SOFR + 525	10.16%	7/12/2025	1,235,827	1,218,975	1,219,217
The Carlstar Group, LLC	Term Loan	(2) (3) (4) (5) (6) (13) (14)	Automobiles	SOFR + 650	11.34%	7/8/2027	7,131,429	6,959,677	7,052,468
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 325	8.27%	5/3/2026	3,925,325	3,910,455	3,819,223

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount		Amortized Cost	Fair Value
TIBCO Software, Inc	Term Loan, Tranche B	(2) (3) (4) (14)	High Tech Industries	SOFR + 450	9.50%	3/31/2029		10,000,000	9,146,307	9,066,700
Tiger Acquisition, LLC	Term Loan	(2) (3) (4) (13) (14)	High Tech Industries	LIBOR + 325	8.16%	6/1/2028		2,955,000	2,955,000	2,868,980
Trader Corporation	Term Loan	(2) (3) (4) (5) (14)	Automobiles	CDOR + 675	11.68%	12/22/2029	C$	3,020,236	2,162,352	2,180,246
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Beverage, Food & Tobacco	LIBOR + 350	8.66%	3/31/2028		5,315,382	5,279,431	4,750,623
Tufin Software North America, Inc.	Term Loan	(4) (5) (13) (14)	Software	SOFR + 769	12.44%	8/17/2028		26,318,267	25,814,765	25,654,524
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Aerospace & Defense	LIBOR + 375	8.57%	4/21/2028		1,960,000	1,952,516	1,942,850
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5) (14)	Chemicals, Plastics & Rubber	LIBOR + 600	11.16%	10/19/2027		4,937,500	4,858,370	4,836,167
USR Parent, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (14)	Specialty Retail	SOFR + 760	12.27%	4/25/2027		4,111,111	4,076,276	3,978,333
Verifone Systems, Inc.	Term Loan	(2) (3) (4) (14)	High Tech Industries	LIBOR + 400	8.96%	8/20/2025		2,655,430	2,641,885	2,265,586
Vertical US Newco, Inc.	Term Loan, Tranche B	(2) (3) (4) (14)	Capital Equipment	LIBOR + 350	8.60%	7/31/2027		5,900,623	5,906,973	5,740,185
VGL Midco Ltd.	Term Loan, Tranche B1	(5) (8)	Media: Advertising, Printing & Publishing	8.75%, 5.25% PIK	14.00%	7/17/2023		£11,218,895	15,268,148	13,216,838
VGL Midco Ltd.	Term Loan, Tranche B2	(5) (8)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023		£10,911,210	14,761,435	12,854,359
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	8.82%	4/24/2028		2,989,231	2,567,891	2,652,943
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(2) (3) (4) (13) (14)	Telecommunications	LIBOR + 350	8.40%	7/20/2028		4,925,006	4,926,925	4,844,975
Wineshipping.Com LLC	Term Loan	(2) (3) (4) (5) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	10.77%	10/29/2027		13,729,498	13,508,449	13,212,650
Wineshipping.Com LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	10.77%	10/29/2027		375,488	344,743	300,789
Wineshipping.Com LLC	Revolver	(2) (3) (4) (5) (6) (13) (14)	Beverage, Food & Tobacco	SOFR + 575	10.77%	10/29/2027		953,368	922,530	878,598
Worldwide Express Operations, LLC	Term Loan	(2) (3) (4) (13) (14)	Transportation	LIBOR + 400	8.98%	7/26/2028		972,576	964,801	940,053
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5) (14)	Consumer Goods: Durable	LIBOR + 575	10.57%	9/13/2027		6,657,615	6,553,095	6,400,256
YLG Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5) (13) (14)	Consumer Services	SOFR + 500	9.80%	11/1/2025		775,809	763,352	774,305
YLG Holdings, Inc.	Incremental Term Loan	(3) (4) (5) (13) (14)	Consumer Services	SOFR + 500	9.80%	11/1/2025		1,179,583	1,159,958	1,177,297
First Lien Debt Total (Cost of $1,303,707,038)									$1,303,707,038	$1,265,324,206

Second Lien Debt (13.8%)
11852604 Canada, Inc.	Term Loan	(4) (5) (8) (14)	Health Care Providers & Services	LIBOR + 9.50% PIK	13.17%	9/30/2028		$31,446,543	$30,920,374	$30,738,995

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
520 Mezz Owner 2, LLC	Term Loan, Mezzanine	(4) (5) (6) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 1262	17.49%	3/2/2026	6,109,980	5,882,412	5,911,406
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5) (14)	Hotels, Restaurants & Leisure	LIBOR + 750	12.16%	2/1/2027	1,712,000	1,694,429	1,599,253
AP Plastics Acquisition Holdings, LLC	Term Loan	(2) (3) (4) (5) (14)	Chemicals, Plastics & Rubber	LIBOR + 750	12.28%	8/10/2029	19,090,000	18,643,002	18,748,393
Apex Group Treasury, LLC	Term Loan	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	LIBOR + 675	11.90%	7/27/2029	13,864,250	13,628,921	13,621,626
AQA Acquisition Holding, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	High Tech Industries	LIBOR + 750	12.45%	3/3/2029	5,538,462	5,424,998	5,330,768
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5) (14)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	11.15%	6/30/2026	€1,876,305	2,113,162	2,029,765
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	LIBOR + 700	11.95%	12/10/2029	1,500,000	1,485,641	915,000
Banff Merger Sub, Inc.	Term Loan	(3) (4) (14)	Software	LIBOR + 550	10.34%	3/23/2026	4,000,000	3,944,215	3,837,520
Blackbird Purchaser, Inc.	Term Loan, 3rd Amendment	(2) (3) (4) (5) (6) (13) (14)	Capital Equipment	SOFR + 750	12.41%	4/8/2027	18,388,382	18,000,781	17,909,075
Brave Parent Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 750	12.34%	4/19/2026	3,639,355	3,600,291	3,527,489
Comet Acquisition Corp.	Term Loan	(2) (3) (4) (5) (14)	Business Services	LIBOR + 750	12.34%	10/26/2026	384,615	384,139	374,597
CommerceHub, Inc.	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	LIBOR + 700	11.98%	12/29/2028	1,000,000	985,418	809,000
Drilling Info Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5) (14)	Energy: Oil & Gas	LIBOR + 825	13.09%	7/30/2026	4,200,000	4,123,062	4,200,000
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5) (14)	Automobiles	LIBOR + 875	13.59%	12/19/2026	2,500,000	2,432,309	2,431,250
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 800	12.84%	6/18/2027	3,100,000	3,072,682	2,910,602
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (5) (14)	Health Care Providers & Services	LIBOR + 725	12.09%	3/2/2029	5,000,000	4,959,857	2,950,000
Neptune Bidco US, Inc.	Term Loan	(2) (3) (4) (5) (13) (14)	Business Services	SOFR + 975	14.74%	10/11/2029	43,000,000	41,756,996	41,925,000
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (8) (14)	Automobiles	LIBOR + 550, 2.00% PIK	12.33%	10/28/2028	3,540,374	3,462,988	3,407,584
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5) (14)	Aerospace & Defense	LIBOR + 775	12.65%	2/1/2029	4,465,719	4,410,696	4,349,714
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(5) (8)	Hotels, Restaurants & Leisure	3.54%, 7.40% PIK	10.94%	3/15/2024	£5,083,283	6,848,123	6,286,411
Queensgate Gem UK Midco Ltd.	Term Loan	(5) (8)	Hotels, Restaurants & Leisure	12.75% PIK	12.75%	3/15/2024	£2,803,399	3,746,531	3,458,271
Quickbase, Inc.	Term Loan	(2) (3) (4) (5) (14)	Software	LIBOR + 800	12.84%	4/2/2027	1,200,000	1,186,597	1,196,814
R&F International Sub 2 Ltd.	Term Loan, Mezzanine	(3) (4) (5) (6) (14)	Business Services	SONIA + 1303	17.19%	6/13/2026	£20,033,562	23,704,500	23,966,527

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Loans (95.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
RXR Atlas Mezz, LLC	Term Loan, Mezzanine	(4) (5) (14)	Real Estate Management & Development	SOFR + 1000	14.80%	8/25/2025	5,000,000	4,950,000	4,975,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4) (14)	Software	LIBOR + 750	12.46%	5/18/2025	2,000,000	1,897,730	1,846,880
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5) (14)	Consumer Services	LIBOR + 850	13.33%	11/2/2028	2,000,000	1,968,844	1,768,854
Zippy Shell Incorporated	Delayed Draw Term Loan	(5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	600,000	588,150	618,000
Zippy Shell Incorporated	Term Loan	(2) (3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,350,384	2,472,000
Second Lien Debt Total (Cost of $218,167,232)								$218,167,232	$214,115,794
Corporate Loans Total (Cost of $1,521,874,270)								$1,521,874,270	$1,479,440,000

Investments—Collateralized Loan Obligations (21.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
522 Funding CLO Ltd.	Series 2019-5A,Class ER	(4) (5) (7) (14)	SOFR + 676	11.42%	4/15/2035	$1,400,000	$1,236,812	$1,254,079
AGL CLO Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 650	11.31%	10/20/2034	5,500,000	5,143,696	4,748,469
AGL CLO Ltd.	Series 2020-5A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 645	11.26%	7/20/2034	2,000,000	1,808,468	1,759,380
AGL CLO Ltd.	Series 2020-9A, Class E	(2) (4) (5) (7) (14)	LIBOR + 726	12.07%	1/20/2034	1,000,000	983,170	942,406
AGL CLO Ltd.	Series 2022-19A, Class E	(2) (4) (5) (7) (14)	SOFR + 801	12.66%	7/21/2035	6,050,000	5,878,220	5,880,800
AGL CLO Ltd.	Series 2022-20A, Class E	(2) (4) (5) (7) (14)	SOFR + 836	13.00%	7/20/2035	2,700,000	2,603,499	2,669,050
AIG CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 660	11.42%	4/22/2034	3,000,000	3,000,000	2,771,718
American Money Management Corp. CLO Ltd.	Series 2014-14A, Class B2L1	(2) (4) (5) (7) (14)	LIBOR + 725	12.17%	7/25/2029	1,500,000	1,441,671	1,354,897
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(2) (4) (5) (7) (14)	LIBOR + 646	11.25%	4/15/2034	4,000,000	3,966,050	3,524,764
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(5) (7) (12)			10/20/2034	8,830,000	7,406,567	5,692,768
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 670	11.49%	4/15/2034	6,400,000	6,304,676	5,699,514
Apex Credit CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (7) (14)	LIBOR + 710	11.89%	4/18/2032	4,500,000	4,445,429	3,542,827
Apidos CLO	Series 2012-11A, Class ER3	(4) (5) (7) (14)	LIBOR + 657	11.36%	4/17/2034	1,528,500	1,345,266	1,355,888
Apidos CLO	Series 2018-18A, Class E	(2) (4) (5) (7) (14)	LIBOR + 570	10.52%	10/22/2030	4,100,000	3,959,933	3,526,734
Ares LX CLO Ltd.	Series 2021-60A, Class SUB	(5) (7) (12)			7/18/2034	6,500,000	5,101,392	4,463,475
Ares XLIII CLO Ltd.	Series 2017-43A, Class ER	(4) (5) (7) (14)	LIBOR + 686	11.65%	7/15/2034	1,333,334	1,212,255	1,195,726
Avoca CLO	Series 28A, Class E	(4) (5) (7) (14)	EURIBOR + 736	10.70%	4/15/2037	€1,350,000	1,361,245	1,390,871
Bain Capital Credit CLO Ltd.	Series 2022-3A, Class E	(2) (4) (5) (7) (14)	SOFR + 735	12.01%	7/17/2035	3,250,000	3,219,563	2,898,054
Bain Capital Euro CLO DAC	Series 2022-1X, Class E	(2) (4) (5) (7) (14)	EURIBOR + 699	9.33%	10/19/2034	€2,000,000	2,130,252	1,797,578
Ballyrock CLO Ltd.	Series 2022-21A, Class D	(4) (5) (7) (14)	SOFR + 876	13.15%	10/20/2035	1,000,000	964,176	988,378
Ballyrock CLO Ltd.	Series 2022-20A, Class D	(4) (5) (7) (14)	SOFR + 819	12.85%	7/15/2034	1,333,334	1,323,519	1,292,143
Babson CLO Ltd.	Series 2017-1A, Class F	(2) (4) (5) (7) (14)	LIBOR + 745	12.24%	7/18/2029	2,500,000	2,470,099	2,059,770
Barings CLO Ltd.	Series 2021-3A, Class SUB	(5) (7) (12)			1/18/2035	14,100,000	11,479,680	9,618,899
Babson CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	SOFR + 840	12.47%	10/20/2034	1,333,334	1,241,435	1,308,681
Battalion CLO XI Ltd.	Series 2017-11A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 685	11.67%	4/24/2034	3,000,000	2,973,930	2,450,826

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Collateralized Loan Obligations (21.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Benefit Street Partners CLO IV Ltd.	Series 2014-IVA, Class DRR	(2) (4) (5) (7) (14)	LIBOR + 720	12.01%	1/20/2032	2,500,000	2,479,606	2,225,397
Benefit Street Partners CLO X Ltd.	Series 2016-10A, Class DRR	(2) (4) (5) (7) (14)	LIBOR + 675	11.56%	4/20/2034	3,500,000	3,440,109	3,155,372
Benefit Street Partners CLO XIX Ltd.	Series 2019-19A, Class E	(4) (5) (7) (14)	LIBOR + 702	11.81%	1/15/2033	2,690,000	2,491,613	2,437,694
Benefit Street Partners CLO XXIX	Series 2022-29A, Class E	(4) (5) (7) (14)	SOFR + 781	12.39%	1/25/2036	1,666,667	1,650,357	1,604,710
Benefit Street Partners CLO XXVII Ltd.	Series 2022-27A, Class E	(2) (4) (5) (7) (14)	SOFR + 812	12.76%	7/20/2035	3,734,483	3,556,796	3,618,901
BlackRock European CLO V DAC	Series 5X, Class SUB	(5) (7) (12)			7/16/2031	€2,750,000	1,668,409	1,123,178
BlueMountain CLO XXIV Ltd.	Series 2019-24A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 684	11.65%	4/20/2034	4,000,000	3,996,541	3,530,320
BlueMountain CLO XXV Ltd.	Series 2019-25A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 725	12.04%	7/15/2036	5,725,000	5,705,194	5,096,172
BlueMountain CLO XXXI Ltd.	Series 2021-31A, Class E	(4) (5) (7) (14)	LIBOR + 653	11.33%	4/19/2034	735,000	633,203	654,884
BlueMountain CLO XXXIII Ltd.	Series 2021-33A, Class SUB	(5) (7) (12)			11/20/2034	5,900,000	4,840,469	3,924,658
Buckhorn Park CLO Ltd.	Series 2019-1A, Class SUB	(5) (7) (12)			7/18/2034	14,400,000	10,815,440	8,450,908
CBAM CLO Management	Series 2021-15A, Class SUB	(5) (7) (12)			1/15/2036	11,267,262	9,264,939	7,167,951
CBAM CLO Management	Series 2017-3A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 711	11.90%	7/17/2034	4,000,000	3,964,817	3,100,564
Cedar Funding VI CLO Ltd.	Series 2016-6A, Class SUB	(5) (7) (12)			4/20/2034	17,821,729	13,333,306	10,699,229
CIFC Funding Ltd.	Series 2014-2RA, Class B2	(2) (4) (5) (7) (14)	LIBOR + 569	10.51%	4/24/2030	3,500,000	3,436,030	2,887,773
CIFC Funding Ltd.	Series 2013-1A, Class DR	(2) (4) (5) (7) (14)	LIBOR + 665	11.44%	7/16/2030	4,805,000	4,679,299	3,968,517
CIFC Funding Ltd.	Series 2015-4A, Class SUB	(5) (7) (12)			4/20/2034	5,952,500	2,805,832	2,065,100
Crown Point CLO 10 Ltd.	Series 2021-10A, Class E	(2) (4) (5) (7) (14)	LIBOR + 685	11.66%	7/20/2034	3,000,000	2,920,932	2,705,364
Crown Point CLO 8 Ltd.	Series 2019-8A, Class ER	(4) (5) (7) (14)	LIBOR + 713	11.94%	10/20/2034	1,062,500	927,084	927,084
Danby Park CLO Ltd.	Series 2022-1A, Class SUB	(5) (7) (12)			10/21/2035	7,190,750	6,533,211	6,212,489
Danby Park CLO Ltd.	Series 2022-1A, Class M1	(5) (7) (12)			10/21/2035	7,190,750	—	116,109
Danby Park CLO Ltd.	Series 2022-1A, Class M2	(5) (7) (12)			10/21/2035	7,190,750	—	269,747
Davis Park CLO Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 695	11.59%	4/20/2035	5,000,000	5,000,000	4,638,655
Dryden Senior Loan Fund CLO Ltd.	Series 2015-41A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 530	10.13%	4/15/2031	1,265,000	1,256,804	1,002,282
Dryden Senior Loan Fund CLO Ltd.	Series 2021-95A, Class SUB	(5) (7) (12)			8/20/2034	4,915,323	3,916,233	3,498,662
Dryden Senior Loan Fund CLO Ltd.	Series 2022-106A, Class E	(4) (5) (7) (14)	SOFR + 887	13.43%	10/15/2035	1,333,334	1,283,671	1,333,073
Elevation CLO Ltd.	Series 2021-13A, Class E	(2) (4) (5) (7) (14)	LIBOR + 695	11.74%	7/15/2034	3,000,000	2,947,402	2,507,208
Elmwood CLO 22 Ltd	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 765	12.43%	4/17/2036	3,350,000	3,350,000	3,317,183
Empower CLO Ltd.	Series 2022-1A, Class E	(4) (5) (7) (14)	SOFR + 855	12.51%	10/20/2034	1,000,000	956,605	974,867
Empower Capital Management, LLC	Series 2023-1A, Class E	(4) (5) (7) (14)	SOFR + 822	13.29%	4/25/2036	2,470,000	2,451,475	2,451,475
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(2) (4) (5) (7) (14)	LIBOR + 670	11.51%	7/20/2034	4,000,000	3,965,032	3,559,860
Henley CLO VII DAC	Series 7X, Class E	(2) (4) (5) (7) (14)	EURIBOR + 714	9.59%	4/25/2034	€2,000,000	2,140,870	2,009,784
KKR CLO 10 Ltd.	Series 10, Class ER	(2) (4) (5) (7) (14)	LIBOR + 650	11.37%	9/15/2029	3,000,000	2,968,123	2,771,820
KKR CLO 36 Ltd.	Series 2021-36A, Class SUB	(5) (7) (12)			10/15/2034	8,600,000	7,011,108	6,174,480
KKR CLO 23 Ltd.	Series 2023-46A, Class E	(4) (5) (7) (14)	SOFR + 821	12.86%	4/20/2035	2,100,000	2,068,577	2,062,114
Long Point Park CLO Ltd.	Series 2017-1A, Class D2	(2) (4) (5) (7) (14)	LIBOR + 560	10.39%	1/17/2030	3,000,000	3,015,879	2,329,701
Madison Park Funding Ltd.	Series 2022-54A, Class E1	(4) (5) (7) (14)	SOFR + 895	13.03%	10/21/2034	750,000	729,626	754,111
Madison Park Funding Ltd.	Series 2023-63A, Class D	(4) (5) (7) (14)	SOFR + 550	10.58%	4/21/2035	3,500,000	3,500,000	3,500,000

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Collateralized Loan Obligations (21.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Madison Park Funding Ltd.	Series 2023-63A, Class E	(4) (5) (7) (14)	SOFR + 857	13.65%	4/21/2035	6,000,000	5,850,000	5,850,000
Madison Park Funding Ltd.	Series 2022-55A, Class E	(2) (4) (5) (7) (14)	SOFR + 817	12.80%	7/18/2035	5,818,182	5,707,591	5,728,931
Madison Park Funding Ltd.	Series 2020-47A, Class E	(2) (4) (5) (7) (14)	LIBOR + 746	12.26%	1/19/2034	700,000	689,778	667,743
Madison Park Funding Ltd.	Series 2015-17A, Class SUB	(5) (7) (12)			7/21/2030	24,315,250	10,284,692	5,840,574
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 711	11.93%	4/23/2034	2,500,000	2,478,208	2,204,267
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(2) (4) (5) (7) (14)	LIBOR + 720	11.99%	10/17/2034	4,000,000	3,928,620	3,588,224
Marble Point CLO XXV Ltd.	Series 2022-2A, Class E	(4) (5) (7) (14)	SOFR + 878	12.90%	10/20/2034	1,166,667	1,059,601	1,141,748
Midocean Credit Fund Management, L.P.	Series 2023-12A, Class E	(4) (5) (7) (14)	SOFR + 866	13.72%	4/18/2034	2,130,000	2,023,500	2,023,500
Neuberger Berman Holdings LLC	Series 2015-20A, Class ERP	(4) (5) (7) (14)	LIBOR + 650	11.29%	7/15/2034	1,000,000	903,782	887,747
Neuberger Berman Holdings LLC	Series 2022-49A, Class E	(4) (5) (7) (14)	SOFR + 700	11.66%	7/25/2034	480,000	461,040	437,326
Octagon Investment Partners 58 Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7) (14)	SOFR + 720	11.86%	7/15/2037	9,500,000	9,500,000	8,672,179
Octagon Investment Partners 40 Ltd.	Series 2019-1A, Class SUB	(5) (7) (12)			1/20/2035	22,500,000	15,832,672	11,384,883
Octagon Investment Partners 44 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 675	11.54%	10/15/2034	6,425,000	6,322,282	5,358,829
OFS Capital Management, LLC	Series 2023-12A, Class E	(4) (5) (7) (14)	SOFR + 885	13.80%	1/20/2035	350,000	343,057	344,520
Palmer Square CLO Ltd.	Series 2022-4A, Class E	(4) (5) (7) (14)	SOFR + 858	12.65%	10/20/2035	2,666,667	2,544,211	2,655,992
Providus CLO VII DAC	Series 7X, Class E	(2) (4) (5) (7) (14)	EURIBOR + 769	9.98%	7/15/2036	€2,250,000	2,247,733	2,248,924
Regatta VI Funding Ltd.	Series 2016-1A, Class ER2	(2) (4) (5) (7) (14)	LIBOR + 675	11.56%	4/20/2034	2,500,000	2,287,634	2,239,988
Regatta XV Funding Ltd.	Series 2018-4A, Class D	(2) (4) (5) (7) (14)	LIBOR + 650	11.32%	10/25/2031	3,000,000	2,978,788	2,505,360
Regatta XXIII Funding Ltd.	Series 2021-4A, Class E	(2) (4) (5) (7) (14)	LIBOR + 670	11.51%	1/20/2035	5,000,000	4,812,602	4,492,285
Sound Point CLO XXIII Ltd.	Series 2019-2A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 647	11.26%	7/15/2034	3,000,000	2,947,834	2,324,127
Sound Point CLO XXIX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 685	11.67%	4/25/2034	4,000,000	3,930,419	3,200,000
Symphony CLO Ltd.	Series 2023-30A, Class D	(4) (5) (7) (14)	SOFR + 585	10.92%	4/20/2035	4,000,000	4,000,000	4,000,000
Symphony CLO XVI Ltd.	Series 2015-16A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 610	10.89%	10/15/2031	2,000,000	1,993,010	1,477,688
Symphony CLO XXV Ltd.	Series 2021-25A, Class E	(2) (4) (5) (7) (14)	LIBOR + 650	11.30%	4/19/2034	1,083,334	949,692	968,853
Symphony CLO XXVI Ltd.	Series 2021-26A, Class ER	(2) (4) (5) (7) (14)	LIBOR + 750	12.31%	4/20/2033	3,500,000	3,500,000	2,868,621
Symphony CLO XXXIII Ltd.	Series 2022-33A, Class E	(2) (4) (5) (7) (14)	SOFR + 710	11.76%	4/24/2035	5,000,000	5,000,000	4,680,895
Tikehau CLO IX DAC	Series 9A, Class E	(4) (5) (7) (14)	EURIBOR + 691	10.27%	4/20/2036	€2,130,000	2,052,527	2,087,071
Trimaran Cavu Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 650	11.32%	4/23/2032	3,000,000	2,927,480	2,606,709
Trinitas Euro CLO IV DAC	Series 4A, Class E	(4) (5) (7) (14)	EURIBOR + 711	10.24%	5/15/2038	€1,400,000	1,391,075	1,381,125
Venture 45 CLO Ltd.	Series 2022-45A, Class E	(2) (4) (5) (7) (14)	SOFR + 770	12.34%	7/20/2035	10,000,000	9,765,306	8,316,980
Voya CLO Ltd.	Series 2013-1A, Class DR	(2) (4) (5) (7) (14)	LIBOR + 648	11.27%	10/15/2030	2,000,000	1,951,586	1,386,658
Voya CLO Ltd.	Series 2016-2A, Class DR	(2) (4) (5) (7) (14)	LIBOR + 711	11.91%	7/19/2028	2,000,000	1,952,615	1,641,668
Voya CLO Ltd.	Series 2020-3A, Class SUB	(5) (7) (12)			10/20/2031	5,450,000	4,111,924	4,113,045
Voya CLO Ltd.	Series 6A, Class E	(4) (5) (7) (14)	EURIBOR + 720	10.75%	4/15/2037	€2,500,000	2,512,282	2,562,131
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7) (14)	LIBOR + 661	11.42%	4/20/2034	5,000,000	4,937,291	4,151,965
Wellfleet CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (7) (14)	LIBOR + 690	11.71%	7/20/2032	5,000,000	4,971,878	3,852,005
Wellfleet CLO Ltd.	Series 2021-2A, Class E	(2) (4) (5) (7) (14)	LIBOR + 696	11.75%	7/15/2034	6,875,000	6,751,759	5,450,981
Wind River CLO Ltd.	Series 2019-3A, Class SUB	(5) (7) (12)			4/15/2031	17,900,000	12,675,904	6,625,633

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Collateralized Loan Obligations (21.7%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Wind River CLO Ltd.	Series 2021-4A, Class SUB	(5) (7) (12)			1/20/2035	4,814,180	3,878,031	3,283,200
Wind River CLO Ltd.	Series 2023-1A, Class D	(4) (5) (7) (14)	SOFR + 633	11.40%	4/25/2036	6,650,000	6,549,000	6,583,500
Collateralized Loan Obligations Total (Cost of $387,710,999)							$387,710,999	$334,850,966

Investments—Common Stock (0.5%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	(3) (5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/11/2022	163	$250,000	$286,731
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	12,954	68,237
Buckeye Parent, LLC	(5) (9) (10)	Automobiles	12/22/2021	221,234	221,234	69,991
Cobham Ultra 1 CY S.C.A.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	4,907,800	49,078	49,078
Cobham Ultra S.à r.l.	(5) (9) (10)	Electronic Equipment, Instruments & Components	7/29/2022	7,695	9,376	9,541
Cordstrap Holding B.V.	(3) (5) (9) (10)	Transportation	5/12/2022	424,234	440,079	1,974,772
Dwyer Instruments, Inc.	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	127,468
Internap Corporation	(3) (5) (9) (10)	High Tech Industries	5/8/2020	237,679	297,099	2,377
iQOR US, Inc.	(3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	41,982
KRE Hyod Owner, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	9/22/2021	103,817	103,817	103,817
Nearu Holdings LLC	(5) (9) (10)	Consumer Services	8/4/2022	9,881	988,143	988,143
Primetech Holdco S.a.r.l.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	7/28/2022	330	1,957,394	2,042,046
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,232	523,244	672,883
Sinch AB	(9)	High Tech Industries	3/1/2022	5,216	—	14,011
Tank Holding Corp.	(5) (9) (10)	Containers, Packaging & Glass	3/26/2019	200,000	—	686,972
Tufin Software North America, Inc.	(2) (5) (9) (10)	Software	8/25/2022	97,087,377	970,874	1,150,097
Wineshipping.com LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	70,174	76,177
Common Stock Total (Cost of $6,661,703)					$6,661,703	$8,364,323

Investments—Corporate Bonds (12.3%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (10.5%)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$981,037	$981,037	$1,002,620
Altice France S.A.	(2) (3) (7)	High Tech Industries	5.50%	5.50%	10/15/2029	3,000,000	3,000,000	2,309,934
Athena S.p.A	(3) (5)	Entertainment	8.00%	8.00%	4/12/2027	€27,536,865	29,025,309	29,117,134
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	450,601	450,601	460,514
Bubbles Bidco S.p.A.	(4) (5) (6) (8) (14)	Consumer Goods: Non-Durable	EURIBOR + 10.00% PIK	12.04%	10/20/2028	€21,800,204	24,486,819	23,948,684
Cartiere Villa Lagarina S.p.A.	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	15.25%	12/22/2025	€2,682,256	3,203,306	3,025,263
Cartitalia S.p.A	(4) (5) (8) (14)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	15.25%	12/22/2025	€2,172,484	2,582,954	2,467,971
Cobham Ultra PikCo S.a.r.l.	(3) (4) (5) (8) (14)	Electronic Equipment, Instruments & Components	LIBOR + 9.00% PIK	12.31%	8/4/2031	11,444,617	11,144,420	11,187,113

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Corporate Bonds (12.3%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Cobham Ultra Sunco S.a.r.l.	(3) (4) (5) (14)	Electronic Equipment, Instruments & Components	LIBOR + 725	10.56%	8/4/2030	23,131,000	22,495,122	22,610,553
Constellation Automotive Financing PLC	(3) (7)	Retail	4.88%	4.88%	7/15/2027	£2,490,000	2,568,332	2,227,186
Fideicomiso Fiduoccidente Acci	(5)	Banking, Finance, Insurance & Real Estate	9.45%	9.45%	12/30/2029	11,000,000	10,900,054	10,917,500
GasLog Ltd.	(2) (3) (5)	Energy: Oil & Gas	7.75%	7.75%	1/22/2029	24,230,769	24,077,823	23,746,154
ION Trading Technologies S.a.r.l.	(2) (3) (7)	High Tech Industries	5.75%	5.75%	5/15/2028	3,000,000	2,431,190	2,400,000
LogMeIn, Inc.	(3) (7)	Retail	5.50%	5.50%	9/1/2027	5,000,000	2,644,765	2,575,000
PowerTeam Services, LLC	(2) (3) (7)	Retail	0.0903	9.03%	12/4/2025	1,000,000	1,008,829	866,563
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	5.38%	5.38%	12/1/2028	2,000,000	1,709,919	779,500
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	3.50%	3.50%	2/15/2028	2,000,000	1,898,640	1,035,000
Team KGK, LLC	(2) (3) (5)	Software	8.25%	8.25%	12/31/2028	9,411,364	9,335,981	9,387,835
Tolentino S.p.A.	(4) (5) (8) (14)	Energy: Oil & Gas	EURIBOR + 600, 5.50% PIK	15.25%	12/22/2025	€1,005,846	1,201,240	1,134,474
Windstream Holdings, Inc.	(2) (3) (7)	Containers, Packaging & Glass	0.0775	7.75%	8/15/2028	7,000,000	5,993,773	5,713,604
Zayo Group Holdings, Inc.	(2) (3) (7)	Telecommunications	4.00%	4.00%	3/1/2027	7,000,000	5,580,174	5,320,000
Secured Total (Cost of $166,720,288)							$166,720,288	$162,232,602

Unsecured (1.8%)
Aretec Escrow Issuer, Inc.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	$9,140,000	$9,246,578	$7,514,223
Charter Communications, Inc.	(2) (3) (7)	Telecommunications	4.50%	4.50%	6/1/2033	2,000,000	1,609,218	1,600,044
Covanta Holding Corp.	(2) (3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000,000	2,600,043	2,651,340
Jaguar Land Rover Automotive PLC	(2) (3) (7)	Automobiles	5.50%	5.50%	7/15/2029	5,000,000	4,685,359	3,925,000
Metis Merger Sub, LLC	(2) (3) (7)	Specialty Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,372,421
NFP Corp.	(3) (7)	Banking, Finance, Insurance & Real Estate	6.88%	6.88%	8/15/2028	2,000,000	1,738,179	1,712,500
Radiate Holdco, LLC	(2) (3) (7)	Telecommunications	6.50%	6.50%	9/15/2028	1,790,000	1,527,718	738,375
Redwood Star Merger Sub, Inc.	(2) (3) (7)	Chemicals, Plastics & Rubber	8.75%	8.75%	4/1/2030	2,500,000	2,390,061	2,156,250
Rocket Software, Inc.	(2) (3) (7)	High Tech Industries	6.50%	6.50%	2/15/2029	4,500,000	3,821,003	3,543,750
VistaJet Malta Finance Plc	(2) (3) (7)	Passenger Airlines	7.88%	7.88%	5/1/2027	2,500,000	2,478,622	2,409,975
Unsecured Total (Cost of $31,746,781)							$31,746,781	$27,623,878
Corporate Bonds Total (Cost of $198,467,069)							$198,467,069	$189,856,480

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Preferred Stock (8.1%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	Series A1	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,694	$1,985,144	$1,873,982
Apex Group Ltd.	Series A1 Liquidation	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	38	11,186	42,274
Apex Group Ltd.	Series A15	(5) (8)	Banking, Finance, Insurance & Real Estate	11.50% PIK	11.50%	4/25/2022	22,234,160	21,734,160	21,733,891
Apex Group Ltd.	Series A3	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	779	913,541	862,237
Apex Group Ltd.	Series A5	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	6,090	7,051,542	6,736,202
Appriss Health, LLC		(5) (8)	Health Care Providers & Services	11.00% PIK	11.00%	5/6/2021	158	153,739	149,584
Arrowhead GS Holdings, Inc.		(4) (5) (8) (13) (14)	Banking, Finance, Insurance & Real Estate	SOFR + 10.75% PIK	15.75%	10/19/2022	7,048	6,876,461	6,783,232
Blackbird Purchaser, Inc.		(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	15,099	14,842,577	14,356,403
Cordstrap Holding B.V.		(3) (4) (5) (8) (14)	Transportation	EURIBOR + 9.61% PIK	11.93%	5/12/2022	2,691,343	2,791,328	2,940,652
Drilling Info Holdings, Inc.		(5) (8)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2020	1,696,485	1,688,680	1,658,314
Integrity Marketing Group, LLC		(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	8,559,840	8,409,840	8,534,314
Nefco Holding Company, LLC		(5) (8)	Construction & Engineering	8.00% PIK	8.00%	8/5/2022	304	304,238	304,238
PCF Holdco, LLC		(5) (6) (8)	Banking, Finance, Insurance & Real Estate	15.00% PIK	15.00%	2/16/2023	5,500	4,373,454	4,373,454
Picard Holdco, Inc.		(4) (5) (8) (13) (14)	High Tech Industries	SOFR + 12.00% PIK	16.68%	9/30/2022	22,868	22,182,022	22,353,527
Propulsion BC Finco S.a.r.l.		(4) (5) (8) (14)	Aerospace & Defense	SOFR + 10.75% PIK	15.25%	9/13/2022	3,135,250,250	30,477,261	30,803,834
Zippy Shell Incorporated		(5) (8) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	37,644	970,659	1,784,671
Preferred Stock Total (Cost of $124,765,832)								$124,765,832	$125,290,809

Investments—Warrant (0.3%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
CP Developers S.a.r.l.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/21/2021	—	$2,093,085	$1,479,932
Digital Intelligence Systems, LLC	(5) (9) (10)	Consumer Services	4/2/2021	145,025	579,130	2,602,476
PCF Holdco, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	2/16/2023	386,981	814,339	814,339
PCF Holdco, LLC	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	2/16/2023	386,981	214,516	214,516
Warrant Total (Cost of $3,701,070)					$3,701,070	$5,111,263

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Investments—Short Term Investment (5.2%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Units / Shares	Cost	Fair Value
Golden Sachs Financial Square Government Fund		Money Market Fund	4.73%	4.73%	$40,000,000	$40,000,000	$40,000,000
Morgan Stanley Institutional Liquidity Fund		Money Market Fund	4.72%	4.72%	40,000,000	40,000,000	40,000,000
Short Term Investment Total (Cost of $80,000,000)						$80,000,000	$80,000,000

Total Investments, at Fair Value (Cost of $2,323,180,943) (1)					143.7%		$2,222,913,841
Net Other Assets (Liabilities)					(43.7)%		$(675,955,511)
Net Assets					100.0%		$1,546,958,330

Interest Rate Swaps as of March 31,2023
Counterparty	Hedged Instrument	Footnotes	Fund Receives	Fund Pays	Maturity Date	Notional Amount	Fair Value	Change in Unrealized Appreciation/ (Depreciation)
Macquarie Bank Limited	Series A MRP Shares	(16)	3.55%	SOFR	3/8/2027	$75,000,000	$(30,273)	$836,925
Macquarie Bank Limited	Series B MRP Shares	(16)	3.29%	SOFR	3/7/2029	25,000,000	105,323	646,346
Macquarie Bank Limited	Series C MRP Shares	(16)	2.79%	SOFR	9/1/2027	75,000,000	(1,970,224)	1,212,478
Macquarie Bank Limited	Series C MRP Shares	(16)	4.07%	SOFR	9/1/2027	25,000,000	626,388	347,084
Total						$200,000,000	$(1,268,786)	$3,042,833
Cash Collateral						—	2,213,029	—
Total Interest Rate Swaps						$200,000,000	$944,243	$3,042,833

Forward Foreign Currency Contracts as of March 31, 2023
Counterparty	Settlement Date	Notional Amount to be Purchased	Notional Amount to be Sold	Fair Value	Change in Unrealized Appreciation/ (Depreciation)
Macquarie Bank Limited	4/17/2023	$5,762,615	€5,308,593	$(153,025)	$(153,025)
Macquarie Bank Limited	7/17/2023	$145,160	€133,057	(2,835)	(2,835)
Macquarie Bank Limited	10/16/2023	$159,715	€145,805	(3,018)	(3,018)
Macquarie Bank Limited	1/17/2024	$162,637	€147,929	(2,814)	(2,814)
Macquarie Bank Limited	4/15/2024	$163,774	€148,619	(1,244)	(1,244)
Macquarie Bank Limited	7/15/2024	$164,536	€149,062	(2,312)	(2,312)
Macquarie Bank Limited	10/15/2024	$162,605	€147,064	(2,085)	(2,085)
Macquarie Bank Limited	1/15/2025	$158,496	€143,105	(1,925)	(1,925)
Macquarie Bank Limited	4/15/2025	$155,170	€139,887	(1,783)	(1,783)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023

Forward Foreign Currency Contracts as of March 31, 2023
Counterparty	Settlement Date	Notional Amount to be Purchased	Notional Amount to be Sold	Fair Value	Change in Unrealized Appreciation/ (Depreciation)
Macquarie Bank Limited	7/15/2025	$158,074	€142,292	(1,752)	(1,752)
Macquarie Bank Limited	10/15/2025	$7,248,798	€6,515,206	(114,648)	(114,648)
Macquarie Bank Limited	4/17/2023	$20,338,718	£16,481,475	(820,037)	(820,037)
Macquarie Bank Limited	7/17/2023	$400,869	£324,330	(8,494)	(8,494)
Macquarie Bank Limited	10/16/2023	$414,233	£334,863	(8,296)	(8,296)
Macquarie Bank Limited	1/17/2024	$415,146	£335,445	(7,546)	(7,546)
Macquarie Bank Limited	4/15/2024	$413,417	£334,213	(6,679)	(6,679)
Macquarie Bank Limited	7/15/2024	$412,797	£334,051	(5,822)	(5,822)
Macquarie Bank Limited	10/15/2024	$407,864	£330,398	(5,142)	(5,142)
Macquarie Bank Limited	1/15/2025	$399,622	£324,054	(4,552)	(4,552)
Macquarie Bank Limited	4/15/2025	$392,621	£318,663	(4,265)	(4,265)
Macquarie Bank Limited	7/15/2025	$399,773	£324,703	(4,220)	(4,220)
Macquarie Bank Limited	10/15/2025	$16,297,135	£13,246,550	(241,654)	(241,654)
Total				$(1,404,148)	$(1,404,148)
Cash Collateral				1,403,022	—
Total Forward Foreign Currency Contracts				$(1,126)	$(1,404,148)

(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Money Market Funds, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of March 31, 2023 represented 143.70% of the Fund's net assets or 92.57% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of March 31, 2023, the aggregate fair value of these securities is 1,374,797,501, or 61.8% of the Fund’s Total Investments, at Fair Value.
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of March 31, 2023. Reference Rates are defined as follows:

CDOR	Canadian Dollar Offered Rate
EURIBOR	Euro Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2023
As of March 31, 2023, the reference rates for our variable rate loans were the 30-day LIBOR at 4.86%, the 90-day LIBOR at 5.19%, the 180-day LIBOR at 5.31%, the 30-day SOFR at 4.80%, the 90-day SOFR at 4.91%, the CDOR at 5.03%, the 90-day EURIBOR at 3.04%, the 180-day EURIBOR at 3.34%, and the 90-day GBP LIBOR at 4.42%.
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurements.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 5. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $387,164,765 or 25.0% of the Fund's net assets at period end.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities and loans. As of March 31, 2023, the aggregate fair value of these securities is $15,246,246, or 1.0% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.
(13) Loans include a credit spread adjustment that ranges from 0.10% to 0.26%.
(14) Loans include interest rate floor feature , which is generally around 1.00%.
(15) Loan was on non-accrual status as of March 31, 2023.
(16) Interest rate swap contains a variable rate structure. Bears interest at a rate determined by three-month term SOFR.

See accompanying Notes to Consolidated Schedule of Investments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited)
As of March 31, 2023

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of March 31, 2023, the Fund’s net assets were $1,546,958,330, of which $ 1,165,040,194, or 75.3%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in special situations, including stressed and non-control distressed credit and opportunities arising due to market dislocation. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, Class U, and Class Y shares. During the reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M, U and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated schedule of investments have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated schedule of investments include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the three month period ended March 31, 2023, there were transfers of $11,994,277 into Level 3 and transfers of $7,805,591 out of Level 3. Transfers into and out of Level 3 were primarily due to decreased or increased price transparency, respectively, and are based on the Fund’s policy to determine the fair value hierarchy utilizing available quoted prices in active markets, the bid-ask spread and the liquidity of the investment.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of March 31, 2023:

	As of March 31, 2023
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$279,185,610	$989,976,116	$1,269,161,726
Second Lien Debt	—	1,846,880	208,431,394	210,278,274
Collateralized Loan Obligations	—	—	334,850,968	334,850,968
Common Stock	14,011	—	8,350,309	8,364,320
Corporate Bonds
Secured	—	24,689,920	137,542,681	162,232,601
Unsecured	—	27,623,877	—	27,623,877
Preferred Stock	—	—	125,290,812	125,290,812
Warrants	—	—	5,111,263	5,111,263
Money Market Fund	80,000,000			80,000,000
Total Investments, at Fair Value	$80,014,011	$333,346,287	$1,809,553,543	$2,222,913,841
Interest Rate Swaps	$—	$(1,268,786)	$—	$(1,268,786)
Forward Foreign Currency Contracts	—	(1,404,148)	—	(1,404,148)

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The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the three month period ended March 31, 2023
	Corporate Loans		Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt
Balance, beginning of period	$964,399,904	$204,105,732	$298,919,191	$8,903,635	$142,412,885	$116,425,719	$4,695,567	$1,739,862,633
Purchases	60,246,748	4,531,706	48,592,911	—	692,151	13,151,452	1,028,856	128,243,824
Sales	(31,459,739)	(2,722,500)	(14,420,619)	(125,560)	(6,917,659)	(501,746)	(640,874)	(56,788,697)
Paydowns	(11,490,007)	—	—	—	—	—	—	(11,490,007)
Accretion of discount (premium)	1,581,633	142,200	136,664	—	59,906	—	—	1,920,403
Net realized gains (losses)	65,014	(271,233)	(217,150)	(11,249)	(315,132)	(46,814)	595,068	(201,496)
Net change in unrealized appreciation (depreciation)	2,443,877	2,645,489	1,839,971	(416,517)	1,610,530	(3,737,799)	(567,354)	3,818,197
Transfers into Level 3	11,994,277	—	—	—	—	—	—	11,994,277
Transfers out of Level 3	(7,805,591)	—	—	—	—	—	—	(7,805,591)
Balance, end of period	$989,976,116	$208,431,394	$334,850,968	$8,350,309	$137,542,681	$125,290,812	$5,111,263	$1,809,553,543
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$2,555,500	$2,371,815	$1,107,117	$(237,699)	$(2,841,617)	$893,309	$58,670	$3,907,095
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
Investments in equities are generally valued using consensus pricing, or a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.

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The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of March 31, 2023:

	Fair Value as of March 31, 2023	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$946,275,231	Income Approach	Discount Rate	9.3%	35.1%	12.1%
	43,700,885	Consensus Pricing	Indicative Quotes	9.08	97.75	93.69
Second Lien Debt	203,757,394	Income Approach	Discount Rate	12.2%	20.3%	15.1%
	4,674,000	Consensus Pricing	Indicative Quotes	59.00	80.90	63.18
Secured Corporate Bonds	137,542,681	Income Approach	Discount Rate	8.40%	14.50%	12.10%
Collateralized Loan Obligations	334,850,968	Consensus Pricing	Indicative Quotes	1.61	100.55	81.00
Preferred Stock	118,828,449	Income Approach	Discount Rate	12.6%	17.9%	15.4%
	4,373,454	Recent Transaction	Transaction Price	100.0%	100.0%	100.0%
	2,088,909	Market Approach	Comparable Multiple	11.75x	13.80x	12.05x
Common Stock	2,432,592	Income Approach	Discount Rate	13.3%	16.8%	16.4%
	41,982	Consensus Pricing	Indicative Quotes	75.0%	75.0%	75.0%
	5,875,735	Market Approach	Comparable Multiple	6.80x	19.00x	10.69x
Warrants	4,082,407	Market Approach	Comparable Multiple	0.69x	8.75x	5.83x
	1,028,856	Recent Transaction	Transaction Price	100.0%	100.0%	100.0%
Total Level 3 Investments	$1,809,553,543
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans, secured corporate bonds and CLOs are discount rates and indicative quotes. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in indicative quotes in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are indicative quotes, discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
4. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio valuation process set forth in the Adviser’s and the Fund’s valuation policy. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.
A high proportion of the Fund’s investments relative to its total investments are valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly

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valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Adviser’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches (rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans

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(including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.
Covenant-Lite Loans Risk
Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.
Interest Rate Swaps Risk
The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including

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wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China, an escalation in conflict between Russia and Ukraine or other systemic issuer or industry-specific economic disruptions, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. Serious economic disruptions may result in governmental authorities and regulators enacting significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably increasing or lowering interest rates, which, in some cases resulted in negative interest rates.
Brexit Risk
The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). The government of the UK held an in-or-out referendum on the UK’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU (“Brexit”). The UK ceased to be a member state of the EU on January 31, 2020, and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund’s assets are valued in U.S. dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged, regardless of the performance of the underlying issuer.
COVID-19 Pandemic Risk
While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks and any related public health restrictions may lead to or prolong a global economic downturn. Even after the COVID-19 pandemic fully subsides, the U.S. economy and most other major global economies may experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
As of March 31, 2023, on a fair value basis, approximately 9% of the Fund’s debt investments bear interest at a fixed rate and approximately 91% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments

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are typically based on floating LIBOR or SOFR, with many of these investments also having a LIBOR or SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR, EURIBOR, CDOR and SOFR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Payment-in-Kind (“PIK”) Income Risk
The Fund may hold investments that result in PIK income or PIK dividends. PIK income creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK income may have a negative impact on liquidity, as it represents a non-cash component of the Fund’s taxable income that may require cash distributions to shareholders in order to maintain the Fund’s ability to be subject to tax as a RIC. PIK income has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK income also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK income results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK income.
Unitranche Loans
Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.
Risks Associated with Changes in LIBOR
On July 27, 2017, the UK Financial Conduct Authority announced that it intended to stop persuading or compelling banks to submit LIBOR rates after 2021. More recently, the administrator of LIBOR announced that it will cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. In connection with supervisory guidance from regulators, certain regulated entities have ceased to enter into certain new LIBOR contracts after January 1, 2022. It is not possible to predict the effect of these changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of

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any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. On July 22, 2021, the ARRC formally recommended the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S. The Bank of England's current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate ("SONIA"). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.
In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund's performance and our ability to achieve its investment objective. The Adviser does not have prior experience in investing during a period of benchmark rate transition and there can be no assurance that the Adviser will be able to manage our business in a profitable manner before, during or after such transition.
The discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond the discontinuance with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, the conflict between Russia and Ukraine and other economic disruptions, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Currency Hedging Risk
The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Cybersecurity Risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
5. COMMITMENTS AND CONTINGENCIES
As of March 31, 2023, the Fund had unfunded commitments to fund delayed draw and revolving debt of $143,008,856 and $39,538,451, respectively. The unfunded debts’ fair value is included in the investments at fair value on the Consolidated Schedule of Investments.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value

222 North Miami, LLC	Delayed Draw Term Loan	—%	$12,418,141	$—
520 Mezz Owner 2, LLC	Delayed Draw Term Loan	—	20,366,598	(152,749)
ADPD Holdings, LLC	Delayed Draw Term Loan B-1	0.50	1,951,220	(34,728)
ADPD Holdings, LLC	Delayed Draw Term Loan B-2	0.50	1,083,032	(19,276)
ADPD Holdings, LLC	Revolver	0.50	621,302	(11,058)
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00	680,378	(7,728)
Advanced Web Technologies Holding Company	Revolver	0.50	426,883	(4,849)
Alpine Acquisition Corp II	Revolver	0.50	3,102,304	(114,995)
Apex Companies Holdings, LLC	Delayed Draw Term Loan	1.00	768,443	(22,293)
Applied Technical Services, LLC	Delayed Draw Term Loan	1.00	1,106,766	(7,346)
Applied Technical Services, LLC	Revolver	0.50	108,696	(721)
Appriss Health, LLC	Revolver	0.50	444,445	(13,322)
Apptio, Inc.	Revolver	0.50	17,751	—
Ascend Buyer, LLC	Revolver	0.50	1,711,687	(45,703)
Associations, Inc.	Delayed Draw Term Loan	1.00	1,214,628	(24,817)
Associations, Inc.	Revolver	0.50	413,282	(7,902)
Athenahealth, Inc.	Delayed Draw Term Loan	3.50	391,304	(25,435)
Atlas AU Bidco Pty Ltd	Revolver	0.50	267,618	(4,560)
Avalara, Inc	Revolver	0.50	900,000	(12,958)
Blackbird Purchaser, Inc.	Delayed Draw Term Loan	1.00	6,129,474	(119,827)
Bluecat Networks, Inc.	Delayed Draw Term Loan A	0.50	404,762	(8,173)
Bluecat Networks, Inc.	Delayed Draw Term Loan	0.50	239,617	(4,838)
Bradyifs Holdings, LLC	Revolver	0.50	413,500	(10,807)
Bradyifs Holdings, LLC	Delayed Draw Term Loan	1.00	1,295,311	(33,854)
Bubbles Bidco S.p.A. (1)	Delayed Draw	2.80	3,977,247	19,886
Bubbles Bidco S.p.A. (1)	Delayed Draw	—	2,447,536	12,238
CD&R Madison Parent Ltd (1)	Delayed Draw Term Loan	1.50	3,345,781	(100,373)
Celerion Buyer, Inc	Delayed Draw Term Loan	1.00	249,361	(4,993)
Celerion Buyer, Inc	Revolver	0.50	124,680	(2,497)
Chemical Computing Group ULC	Revolver	0.50	135,379	(1,343)
Coupa Holdings, LLC	Delayed Draw Term Loan	1.00	578,450	(14,461)
Coupa Holdings, LLC	Revolver	0.50	442,913	(11,073)
CPI Intermediate Holdings, Inc.	Delayed Draw Term Loan	1.00	927,474	(21,122)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
CST Holding Company	Revolver	0.50	211,599	(5,199)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00	458,046	(10,330)
Denali Midco 2, LLC	Delayed Draw Term Loan	1.00	2,866,667	(108,439)
Diligent Corporation	Revolver	0.50	82,040	(3,337)
Dwyer Instruments, Inc.	Delayed Draw Term Loan	1.00	1,418,512	(13,261)
Dwyer Instruments, Inc.	Revolver	0.50	1,554,487	(14,532)
Eliassen Group, LLC	Delayed Draw Term Loan	1.00	3,310,356	(26,139)
Ellkay, LLC	Revolver	0.50	1,785,651	(65,508)
EPS Nass Parent, Inc.	Delayed Draw Term Loan	1.00	37,288	(1,526)
EPS Nass Parent, Inc.	Revolver	0.50	21,559	(883)
Excel Fitness Holdings, Inc.	Revolver	0.50	366,917	(14,552)
Excelitas Technologies Corp.	Delayed Draw Term Loan	0.50	98,635	(2,893)
Excelitas Technologies Corp.	Revolver	0.50	224,167	(6,574)
FPG Intermediate Holdco, LLC	Delayed Draw Term Loan	1.00	866,239	(34,987)
Greenhouse Software, Inc.	Incremental Revolver	0.50	48,000	(1,305)
Greenhouse Software, Inc.	Revolver	0.50	529,412	(14,391)
Hadrian Acquisition Limited (1)	Delayed Draw Term Loan	2.33	2,980,427	(59,609)
Heartland Home Services, Inc.	Delayed Draw Term Loan	0.75	1,295,283	(25,619)
Heartland Home Services, Inc.	Revolver	0.50	695,028	(8,464)
Hercules Borrower, LLC	Delayed Draw Term Loan	1.00	1,114,339	(48,753)
Hercules Borrower, LLC	Revolver	0.50	643,159	(8,782)
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00	1,566,964	(33,834)
Hoosier Intermediate, LLC	Revolver	0.50	1,020,000	(87,414)
HS Spa Holdings Inc.	Revolver	0.50	1,235,465	(24,844)
iCIMS, Inc.	Delayed Draw Term Loan	—	6,538,815	—
iCIMS, Inc.	Revolver	0.50	2,438,408	(60,436)
IQN Holding Corp.	Delayed Draw Term Loan	1.00	696,034	(4,629)
IQN Holding Corp.	Revolver	0.50	488,923	(3,252)
Jeg's Automotive, LLC	Delayed Draw Term Loan	1.00	4,166,667	(509,064)
Kaseya, Inc.	Delayed Draw Term Loan	0.50	1,146,305	(29,304)
Kaseya, Inc.	Revolver	0.50	2,054,054	(52,509)
LVF Holdings, Inc.	Delayed Draw Term Loan	1.00	1,400,906	(71,045)
LVF Holdings, Inc.	Revolver	0.50	367,738	(18,649)
Material Holdings, LLC	Delayed Draw Term Loan	—	732,903	(27,239)
Material Holdings, LLC	Revolver	1.00	86,317	(3,208)
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	1.00	516,508	(10,309)
Medical Manufacturing Technologies, LLC	Revolver	0.50	800,587	(15,979)
Nefco Holding Company, LLC	Delayed Draw Term Loan B	1.00	369,398	(10,289)
Nefco Holding Company, LLC	Revolver	0.50	470,748	(13,112)
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	1.00	32,284	(942)
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	1.00	11,162,322	(325,708)
North Haven Fairway Buyer, LLC	Revolver	0.50	1,268,846	(37,024)
North Haven Stallone Buyer, LLC	Delayed Draw Term Loan	1.00	180,000	(2,908)
Oak Purchaser, Inc.	Delayed Draw Term Loan	0.50	1,530,451	(36,462)
Oak Purchaser, Inc.	Revolver	0.50	583,878	(13,910)
Oranje Holdco, Inc.	Revolver	0.50	754,870	(16,000)
Panenka Bidco Limited (1)	Delayed Draw Term Loan	2.33	4,779,152	(107,531)
PCF Holdco, LLC	Delayed Draw Term Loan	3.75	4,500	35,228
Pestco, LLC	Delayed Draw Term Loan	2.00	1,387,316	(41,619)
Pestco, LLC	Revolver	0.50	238,095	(7,143)
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	1.00	4,655,050	(70,737)
PF Atlantic Holdco 2, LLC	Revolver	0.50	1,594,786	(24,234)
Prophix Software Inc.	Revolver	0.50	996,678	—

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
PXO Holdings I Corp.	Delayed Draw Term Loan	1.00	885,485	(12,777)
PXO Holdings I Corp.	Revolver	0.50	1,314,652	(18,969)
Qnnect, LLC	Delayed Draw Term Loan	1.00	662,309	(11,694)
Quantic Electronics, LLC	Delayed Draw Term Loan	1.00	708,541	(29,639)
Quantic Electronics, LLC	Revolver	0.50	92,056	(3,851)
R&F International Sub 2 Ltd. (1)	Delayed Draw Term Loan	—	12,629,668	(252,593)
Radwell Parent LLC	Revolver	0.38	1,209,298	(25,598)
Rome Bidco Ltd. (1)	Delayed Draw Term Loan	2.71	2,814,523	(49,254)
RSC Acquisition, Inc.	Delayed Draw Term Loan	1.00	578,299	(19,563)
Sapphire Telecom, Inc.	Revolver	0.50	628,251	(14,001)
SCP Eye Care Services, LLC	Delayed Draw Term Loan	1.00	39,193	(1,017)
SCP Eye Care Services, LLC	Revolver	0.50	11,601	(301)
Smarsh, Inc.	Delayed Draw Term Loan	1.00	510,180	(12,297)
Smarsh, Inc.	Revolver	0.50	204,072	(4,919)
Spotless Brands, LLC	Delayed Draw Term Loan	1.00	7,500,000	(133,441)
Spotless Brands, LLC	Revolver	0.50	876,827	(24,178)
Tank Holding Corp.	Revolver	0.38	1,186,207	(23,783)
The Carlstar Group, LLC	Revolver	0.50	1,828,571	(16,114)
Trader Corporation (1)	Revolver	0.50	167,605	(3,801)
Tufin Software North America, Inc.	Delayed Draw Term Loan	—	184,959	(4,416)
Tufin Software North America, Inc.	Revolver	0.50	1,294,643	(30,913)
Wineshipping.Com LLC	Delayed Draw Term Loan	1.00	1,608,809	(60,564)
Wineshipping.Com LLC	Revolver	0.50	1,032,816	(38,880)
Total Unfunded Commitments			$182,547,307	$(3,703,429)
(1) Par / Principal Amount is converted to USD using the GBP/USD of 0.82, EUR/USD of 0.92 or CAD/USD of 1.35, as applicable.
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated schedule of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated schedule of investments was issued.
Subsequent to March 31, 2023, the Fund began conducting a private offering of Series D Mandatory Preferred Shares to certain institutional investors. No assurances can be given as to what terms this will take place on or how much capital, if any, the Fund will raise.